NEWPARK RESOURCES PRESENTATION DECEMBER 2018

FORWARD LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and future financial results are forward- looking statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2017, as well as others, could cause results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to the worldwide oil and natural gas industry, our customer concentration and reliance on the U.S. exploration and production market, risks related to our international operations, our ability to replace existing contracts, the cost and continued availability of borrowed funds including noncompliance with debt covenants, operating hazards present in the oil and natural gas industry, our ability to execute our business strategy and make successful business acquisitions and capital investments, the availability of raw materials or the impact of tariffs on the cost of such raw materials, the availability of skilled personnel, our market competition, our ability to expand our product and service offerings and enter new customer markets with our existing products, compliance with legal and regulatory matters, including environmental regulations, the availability of insurance and the risks and limitations of our insurance coverage, the ongoing impact of the U.S. Tax Cuts and Jobs Act and the refinement of provisional estimates, potential impairments of long-lived intangible assets, technological developments in our industry, risks related to severe weather, particularly in the U.S. Gulf Coast, cybersecurity breaches or business system disruptions and risks related to the fluctuations in the market value of our common stock. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com. We assume no obligation to update, amend or clarify publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur. 2

NON-GAAP FINANCIAL MEASURES This presentation includes references to financial measurements that are supplemental to the Company’s financial performance as calculated in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures include earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA Margin, Net Debt and the Ratio of Net Debt to Capital. Management believes that these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and/or that of other companies in our industry. In addition, management uses these measures to evaluate operating performance, and our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. 3

COMPANY OVERVIEW Consolidated Revenues $1,400 . Revenue recovery driven by oilfield Full Year $1,200 $1,118 activity increase and end-market $1,042 First Nine Months diversification initiatives $1,000 $800 $748 Balanced income contribution from $677 . $600 $699 two operating segments: $471 $543 Revenues ($ Revenues millions) $400 Fluids Systems 3rd largest global provider of drilling and $200 completions fluids to oil and gas exploration $0 industry** 2013 2014 2015 2016 2017 2018 Mats and Integrated Services Leading provider of engineered worksite First Nine Months 2018 - Breakdown by Segment solutions, with diversified customer base Revenue EBITDA* across industries – Oil and gas exploration 23% Fluids Systems – Electrical transmission and distribution 46% Mats and Integrated – Pipeline 54% Services 77% – Petrochemical – Construction * EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. EBITDA contribution % based on Segment EBITDA and excludes Corporate Office expenses. 4 ** Source: 2018 Oilfield Market Report, Spears & Associates, Inc.

GLOBAL STRENGTH Revenue by Region – First Nine Months 2018 U.S. Canada Latin America Eastern Hemisphere 24% 3% 65% 8% 5

FLUIDS SYSTEM - OVERVIEW Total Segment Revenues $1,200 . Expanding IOC & NOC Full Year relationships have been key to $1,000 $965 $926 First Nine Months global market share growth: $800 – Approx. 1/3 of 2018 Fluids Systems $581 $616 $600 revenues generated from IOC/NOC $395 $538 $400 $453 customer base – Newpark share positioned #3 globally, Revenues ($ millions) Revenues ($ $200 #2 North America* $0 2013 2014 2015 2016 2017 2018 – IOCs remain a key focus area for share growth, which requires expansion of completion fluids offering First Nine Months - 2018 Revenue by Region in the Gulf of Mexico 4% . Strong North American market 30% position provides expansion opportunity in Stimulation 56% Chemicals, leveraging E&P 10% relationships U.S. Canada Eastern Hemisphere Latin America * Source: 2018 Oilfield Market Report, Spears & Associates, Inc. 6

FLUIDS SYSTEMS – NORTH AMERICA North American Revenues $800 . Four years of sequential $687 $700 $654 Full Year expansion in market share $600 First Nine Months – Hold #2 drilling fluids market share $500 $395 position in U.S. land* $400 $352 $300 $355 . Service quality, technology, $183 $292 $200 operational focus and Revenue ($ millions) Revenue $100 organizational alignment are $0 critical to value proposition 2013 2014 2015 2016 2017 2018 . Expanding presence and product Average NAM Rig Count & Market Share(1) offering into new markets – Gulf of Mexico (Drilling and NAM Rig Count Market Share 2,500 17% Completion Fluids) 2,241 2,114 16% 2,000 – NAM Land Stimulation Chemicals 15% 1,500 1,214 14% 1,170 1,083 1,000 13% 639 12% 500 11% - 10% 2013 2014 2015 2016 2017 First Nine Months 2018 (1) Source: BHGE and company data *Source: Kimberlite International Oilfield Research, Sep 2018 7

FLUIDS SYSTEMS – NORTH AMERICA EXPANSION UNDERWAY Manufacturing . Expansion capitalizes on existing infrastructure, expertise and market credibility Deepwater Gulf of Mexico – Two deepwater projects completed with Shell; additional work planned – Completion fluids facility to be operational by end of Technical 2018, to meet customer’s preference for bundled Drilling and Completion Fluid offering Stimulation Chemicals – 47%* of US chemical purchases de-bundled from horsepower; trend is increasing *Source: Kimberlite International Oilfield Research, 2018 Distribution GOM Shorebase 8

FLUIDS SYSTEMS – INTERNATIONAL International Revenues . International presence remains key to $350 Full Year our strategy, leveraging IOC/NOC $300 $272 $278 First Nine Months relationships globally $250 $229 $212 $220 . More stable than NAM through the $200 industry cycles $150 $183 $161 – Longer term contracts $100 – Largely IOCs/NOCs Revenue ($ millions) Revenue $50 – Fewer competitors $0 . Key contract awards have driven steady 2013 2014 2015 2016 2017 2018 growth in EMEA region – Algeria (Sonatrach) International Revenues by Region – Albania (Shell) $300 – Kuwait (KOC) $28 $250 $36 $5 $4 – Republic of Congo (ENI) $18 $12 $200 $84 $99 $47 $40 $37 . APAC increase driven by Woodside $150 $23 project in offshore Australia $100 $166 $167 $179 – Partnering with Baker Hughes on $137 $164 $148 Revenue ($ millions) Revenue $50 integrated service offering $0 Reducing Brazil presence as Petrobras 2013 2014 2015 2016 2017 First . Nine contract to conclude Q4 2018; long-term Months EMEA LATAM APAC contract awarded to competitor 2018 9

FLUIDS SYSTEMS – LEADING TECHNOLOGY Developing Total Fluid Solutions . Proven drilling fluid systems designed to enhance wellsite performance, including: – Kronos™ deepwater drilling fluid systems successfully used for 8 offshore wells in 2018, including two deepwater GOM projects . Innovative reservoir drill-in fluids (RDF) and associated breakers to protect the reservoir from damage and extend the life of the reservoir asset . Hydraulic fracturing and matrix acidizing chemicals designed with an understanding of reservoir-fluid interactions and engineered to maximize reservoir estimated ultimate recovery (EUR) at the lowest cost . Engineering modeling and simulation software for effective planning and flawless execution of fluid applications 10

MATS & INTEGRATED SERVICES - OVERVIEW Total Segment Revenues . Leading provider of engineered worksite and access solutions $180 Full Year $160 $153 First Nine Months – In early phases of global market $161 $140 $132 penetration, where our patented $120 $116 systems reduce operators’ costs and $100 $96 improve environmental protection $76 $90 $80 – Diversified market presence, $60 fairly balanced between E&P $40 Revenues ($ Revenues millions) and non-E&P end-markets $20 $0 2013 2014 2015 2016 2017 2018 . Revenues include rentals & service, as well as sales of manufactured matting products First Nine Months 2018 First Nine Months 2018 Revenue by End Market Revenue by Type – 2017 acquisition significantly NAM E&P NAM NON-E&P INT'L NON-E&P PRODUCT SALES RENTAL SERVICE expanded service revenues $11 $32 . Patented technology, service $69 capability, low manufacturing cost $66 $84 and size of composite mat rental fleet $60 provide competitive advantage 11

MATS - COMPETITIVE ADVANTAGES ACROSS INDUSTRIES Superior Transportation, Install & Enhanced EH&S Scale & Quality Remediation Efficiency Attributes Responsiveness DO WE HAVE PHOTOS OF ACTUAL INSTALL? 12

MATS – CORE MARKET OVERVIEW Exploration & Production Pipeline SIZE SIZE PENETRATION PENETRATION HISTORY HISTORY Transmission & Distribution Construction & Other SIZE SIZE PENETRATION PENETRATION HISTORY HISTORY 13

MATS – ACCELERATING PRODUCT DEVELOPMENT Leveraging R&D center to drive innovation, including next-generation matting systems, accessories and adaptations EPZ Grounding System – Patented system – Elevates worksite safety in utility transmission and distribution markets – Fully integrated with Dura-Base EPZ Grounding System Safety Railings matting system Mobile Mat Washer – Automated system provides efficient mat cleaning on customer sites – Reduces labor costs – Environmental benefits include reduced water consumption and improved Pedestrian Access Mobile Mat Washing System separation of contaminants Ramp Accessories – Safety railing – Pedestrian access ramps – Secondary containment • Berms •Liners Turning Mat Stronghold Berms – Grapple installation system 14

MATS INNOVATION – ABOVE GROUND STORAGE TANK Water management for E&P and Pipeline is a growing issue Modular Above Ground Storage Tank (AST) . Utilizing DURA-BASE matting, modular design enables multiple size configurations to support site design limitations . Industry leading 80,000 Bbl. max capacity down to 20,000 Bbl. utilizing same hardware . Entire 80K tank moved in 4/5 non permitted loads . Ideal for pressure pumping in E&P and Pipeline integrity applications . Re-deployable as roadway or access pad 15

FINANCIAL FOCUS Operating Cash Flow Consistent positive operating $140 $122 cash flow generation through cycle $120 $100 $89 . Working capital investments $80 impacting 2018 cash flow $60 $38 $ Millions $40 $20 Short-Term Focus $20 $11 $0 . Pursue repatriation of available foreign 2014 2015 2016 2017 First Nine cash following U.S. tax reform Months 2018 . Continue efforts to optimize working capital Capital Structure Total Debt Net Debt (1) Total Debt to Capital Ratio Long-Term Strategic Focus $200 35% . Aggressively pursue non-E&P $183 $182 $179 $188 $156 $160 market expansion in mats 32% $150 $136 . Continue strategic investments $117 29% $ Millions $104 $100 $97 in fluids $68 $71 26% – IOC/deepwater penetration $50 23% – Expand product offering to leverage global footprint $0 20% 2013 2014 2015 2016 2017 Sep 2018 (1) Net Debt is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. 16

APPENDIX 17

NEWPARK

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended			Nine Months Ended	
(In thousands, except per share data)	September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Revenues	$ 235,329	$ 236,262	$ 201,663	$ 698,884	$ 543,374
Cost of revenues	194,730	188,480	164,587	569,665	442,608
Selling, general and administrative expenses	29,820	28,708	27,270	85,482	79,297
Other operating (income) loss, net	725	(69)	(76)	702	(127)
Operating income	10,054	19,143	9,882	43,035	21,596
Foreign currency exchange (gain) loss	(89)	458	174	594	1,100
Interest expense, net	3,668	3,691	3,586	10,659	10,245
Income from operations before income taxes	6,475	14,994	6,122	31,782	10,251
Provision for income taxes	2,831	4,148	3,469	10,070	6,949
Net income	$ 3,644	$ 10,846	$ 2,653	$ 21,712	$ 3,302
Calculation of EPS:					
Net income - basic and diluted	$ 3,644	$ 10,846	$ 2,653	$ 21,712	$ 3,302
Weighted average common shares outstanding - basic	90,526	89,703	85,426	89,779	84,749
Dilutive effect of stock options and restricted stock awards	2,151	2,823	2,251	2,535	2,545
Dilutive effect of 2021 Convertible Notes	905	1,265	-	727	-
Weighted average common shares outstanding - diluted	93,582	93,791	87,677	93,041	87,294
Income per common share - basic	$ 0.04	$ 0.12	$ 0.03	$ 0.24	$ 0.04
Income per common share - diluted	$ 0.04	$ 0.12	$ 0.03	$ 0.23	$ 0.04

18

NEWPARK
OPERATING SEGMENT RESULTS (UNAUDITED)

	Three Months Ended			Nine Months Ended	
(In thousands)	September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Revenues					
Fluids systems	$ 180,970	$ 179,738	$ 166,726	$ 538,087	$ 453,399
Mats and integrated services	54,359	56,524	34,937	160,797	89,975
Total revenues	$ 235,329	$ 236,262	$ 201,663	$ 698,884	$ 543,374
Operating income (loss)					
Fluids systems	$ 8,288	$ 13,327	$ 7,930	$ 32,092	$ 20,145
Mats and integrated services	12,925	14,853	10,941	39,864	28,762
Corporate office	(11,159)	(9,037)	(8,989)	(28,921)	(27,311)
Operating income	$ 10,054	$ 19,143	$ 9,882	$ 43,035	$ 21,596
Segment operating margin					
Fluids systems	4.6%	7.4%	4.8%	6.0%	4.4%
Mats and integrated services	23.8%	26.3%	31.3%	24.8%	32.0%

(1) Fluids Systems operating income for the three months and nine months ended September 30, 2018 include $1.1 million of charges in Brazil primarily related to severance costs associated with our planned workforce reductions in the fourth quarter of 2018 in connection with the scheduled completion of the current contract with Petrobras, $0.8 million of charges associated with the July 2018 fire at our Kenedy, Texas drilling fluids facility, and $0.6 million of non-capitalizable expenses related to the upgrade and conversion of a drilling fluids facility into a completion fluids facility.

19

CONSOLIDATED BALANCE SHEETS (UNAUDITED) (In thousands, except share data) September 30, 2018 December 31, 2017 ASSETS Cash and cash equivalents$                           52,243 $                          56,352 Receivables, net 264,014                            265,866 Inventories 202,707                            165,336 Prepaid expenses and other current assets 18,016                              17,483 Total current assets 536,980  505,037  Property, plant and equipment, net  313,989  315,320  Goodwill 44,015  43,620  Other intangible assets, net  26,424  30,004  Deferred tax assets 4,024  4,753  Other assets 2,889  3,982  Total assets$                         928,321 $                        902,716 LIABILITIES AND STOCKHOLDERS’ EQUITY Current debt$                             6,453 $                            1,518 Accounts payable 93,783                              88,648 Accrued liabilities 44,730                              68,248 Total current liabilities 144,966  158,414  Long‐term debt, less current portion 181,945  158,957  Deferred tax liabilities 33,347  31,580  Other noncurrent liabilities 7,912  6,285  Total liabilities 368,170  355,236  Common stock, $0.01 par value (200,000,000 shares authorized  and 106,324,356 and 104,571,839 shares issued, respectively 1,063  1,046  Paid‐in capital 615,351  603,849  Accumulated other comprehensive loss (64,767) (53,219) Retained earnings  138,233  123,375  Treasury stock, at cost (15,524,613 and 15,366,504 shares,  respectively) (129,729) (127,571) Total stockholders’ equity 560,151  547,480  Total liabilities and stockholders' equity$                         928,321 $                        902,716 20

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Nine Months Ended September 30, (In thousands) 2018 2017 Cash flows from operating activities: Net income$            21,712 $            3,302 Adjustments to reconcile net income to net cash provided by operations: Depreciation and amortization              34,346            28,998 Stock‐based compensation expense                8,497              8,458 Provision for deferred income taxes               (2,149)             (3,489) Net provision for doubtful accounts                2,708               1,386 Gain on sale of assets                  (552)             (4,896) Amortization of original issue discount and debt issuance costs                4,075              4,068 Change in assets and liabilities: Increase in receivables            (16,531)           (73,512) Increase in inventories            (34,829)           (17,348) Increase in other assets               (1,476)             (1,621) Increase in accounts payable                7,106            17,996 Increase (decrease) in accrued liabilities and other               (2,791)            52,421 Net cash provided by operating activities              20,116            15,763 Cash flows from investing activities: Capital expenditures            (32,814)           (21,888) Refund of proceeds from sale of a business            (13,974)                        ‐ Proceeds from sale of property, plant and equipment                1,477              2,233 Business acquisitions, net of cash acquired                  (249)                        ‐ Net cash used in investing activities             (45,560)           (19,655) Cash flows from financing activities: Borrowings on lines of credit            275,801            84,900 Payments on lines of credit           (254,116)           (21,400) Debt issuance costs                  (149)                 (342) Proceeds from employee stock plans                3,813              2,107 Purchases of treasury stock               (3,811)             (2,761) Other financing activities                2,140              1,487 Net cash provided by financing activities              23,678            63,991 Effect of exchange rate changes on cash               (3,798)              2,371 Net increase in cash, cash equivalents, and restricted cash               (5,564)            62,470 Cash, cash equivalents, and restricted cash at beginning of period              65,460            95,299 Cash, cash equivalents, and restricted cash at end of period $           59,896 $       157,769 21

NEWPARK

NON-GAAP FINANCIAL MEASURES (UNAUDITED)

To help understand the Company's financial performance, the Company has supplemented its financial results that it provides in accordance with generally accepted accounting principles ("GAAP") with non-GAAP financial measures. Such financial measures include earnings before interest, taxes, depreciation and amortization ("EBITDA"), EBITDA Margin, Net Debt and the Ratio of Net Debt to Capital.

We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and/or that of other companies in our industry. In addition, management uses these measures to evaluate operating performance, and our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP.

Consolidated	Twelve Months Ended December 31,					Nine Months Ended September 30,
(In thousands)	2013	2014	2015	2016	2017	2018
Net income (loss) (GAAP) (1)	$ 65,323	$ 102,278	$ (90,828)	$ (40,712)	$ (6,148)	$ 21,712
(Gain) loss from disposal of discontinued operations, net of tax	-	(22,117)	-	-	17,367	-
(Income) from discontinued operations, net of tax	(12,701)	(1,152)	-	-	-	-
Interest expense, net	11,279	10,431	9,111	9,866	13,273	10,659
Provision (benefit) for income taxes	28,725	41,048	(21,398)	(24,042)	4,893	10,070
Depreciation and amortization	39,764	41,175	43,917	37,955	39,757	34,346
EBITDA (non-GAAP) (1)	$ 132,390	$ 171,663	$ (59,198)	$ (16,933)	$ 69,142	$ 76,787

(1) 2018 net income and EBITDA include a corporate office charge of $1.8 million associated with the retirement and transition of our Senior Vice President, General Counsel and Chief Administrative Officer, $1.1 million of charges in Brazil primarily related to severance costs associated with our planned workforce reductions in the fourth quarter of 2018 in connection with the scheduled completion of the current contract with Petrobras, $0.8 million of charges associated with the July 2018 fire at our Kenedy, Texas drilling fluids facility, and $0.6 million of non-capitalizable expenses related to the upgrade and conversion of a drilling fluids facility into a completion fluids facility. 2016 net loss and EBITDA include $13.8 million of charges associated with asset impairments and workforce reductions partially offset by gains for extinguishment of debt and adjustment for settlement of wage and hour litigation. 2015 net loss and EBITDA include $88.7 million of charges associated with goodwill and other asset impairments, workforce reductions and estimated resolution of wage and hour litigation.

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NEWPARK

NON-GAAP FINANCIAL MEASURES (UNAUDITED)

Fluids Systems	Twelve Months Ended December 31,					Nine Months Ended September 30,
(In thousands)	2013	2014	2015	2016	2017	2018
Operating income (loss) (GAAP) (2)	$ 72,604	$ 95,600	$ (86,770)	$ (43,631)	$ 27,580	$ 32,092
Depreciation and amortization	26,679	22,934	22,108	20,746	21,566	15,785
EBITDA (non-GAAP) (2)	99,283	118,534	(64,662)	(22,885)	49,146	47,877
Revenues	926,392	965,049	581,136	395,461	615,803	538,087
Operating Margin (GAAP)	7.8%	9.9%	-14.9%	-11.0%	4.5%	6.0%
EBITDA Margin (non-GAAP)	10.7%	12.3%	-11.1%	-5.8%	8.0%	8.9%

(2) 2018 Fluids Systems operating income and EBITDA include $1.1 million of charges in Brazil primarily related to severance costs associated with our planned workforce reductions in the fourth quarter of 2018 in connection with the scheduled completion of the current contract with Petrobras, $0.8 million of charges associated with the July 2018 fire at our Kenedy, Texas drilling fluids facility, and $0.6 million of non-capitalizable expenses related to the upgrade and conversion of a drilling fluids facility into a completion fluids facility. 2016 Fluids Systems operating income and EBITDA include $15.6 million of charges associated with asset impairments and workforce reductions. 2015 Fluids Systems operating income and EBITDA include $82.7 million of charges associated with goodwill and other asset impairments and workforce reductions.

Mats and Integrated Services	Twelve Months Ended December 31,					Nine Months Ended September 30,
(In thousands)	2013	2014	2015	2016	2017	2018
Operating income (loss) (GAAP) (3)	$ 49,394	$ 70,526	$ 24,949	$ 14,741	$ 40,491	$ 39,864
Depreciation and amortization	10,501	15,507	18,869	14,227	14,991	15,788
EBITDA (non-GAAP) (3)	59,895	86,033	43,818	28,968	55,482	55,652
Revenues	115,964	153,367	95,729	76,035	131,960	160,797
Operating Margin (GAAP)	42.6%	46.0%	26.1%	19.4%	30.7%	24.8%
EBITDA Margin (non-GAAP)	51.6%	56.1%	45.8%	38.1%	42.0%	34.6%

(3) 2016 Mats and Integrated Services operating income and EBITDA include $0.3 million of charges associated with workforce reductions. 2015 Mats and Integrated Services operating income and EBITDA include $0.7 million of charges associated with workforce reductions.

23

NEWPARK
NON-GAAP FINANCIAL MEASURES (UNAUDITED)

The following table reconciles the Company's ratio of total debt to capital calculated in accordance with GAAP to the non-GAAP financial measure of the Company's ratio of net debt to capital:

Consolidated	December 31,					September 30,
(In thousands)	2013	2014	2015	2016	2017	2018
Current debt	$ 12,867	$ 11,648	$ 7,382	$ 83,368	$ 1,518	$ 6,453
Long-term debt, less current portion	170,009	170,462	171,211	72,900	158,957	181,945
Total Debt	182,876	182,110	178,593	156,268	160,475	188,398
Total stockholders' equity	581,054	625,458	520,259	500,543	547,480	560,151
Total Capital	$ 763,930	$ 807,568	$ 698,852	$ 656,811	$ 707,955	$ 748,549
Ratio of Total Debt to Capital	23.9%	22.6%	25.6%	23.8%	22.7%	25.2%
Total Debt	$ 182,876	$ 182,110	$ 178,593	$ 156,268	$ 160,475	$ 188,398
Less: cash and cash equivalents	(65,840)	(85,052)	(107,138)	(87,878)	(56,352)	(52,243)
Net Debt	117,036	97,058	71,455	68,390	104,123	136,155
Total stockholders' equity	581,054	625,458	520,259	500,543	547,480	560,151
Total Capital, Net of Cash	$ 698,090	$ 722,516	$ 591,714	$ 568,933	$ 651,603	$ 696,306
Ratio of Net Debt to Capital	16.8%	13.4%	12.1%	12.0%	16.0%	19.6%

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EXPERIENCED LEADERSHIP Paul Howes President & Chief Executive Officer Gregg Piontek Senior Vice President & Chief Financial Officer Chip Earle Vice President, General Counsel & Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary Bruce Smith Interim President Fluids Systems Matthew Lanigan President Mats & Integrated Services Ida Ashley Vice President, Human Resources 25

MANAGEMENT BIOGRAPHIES Paul L. Howes, President & CEO: Paul L. Howes joined Newpark’s Board of Directors and was appointed as the Chief Executive Officer in March 2006. In June 2006, Mr. Howes was also appointed as the President. Mr. Howes’ career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. Following the sale of his former company in October 2005 until he joined Newpark’s Board of Directors in March 2006, Mr. Howes was working privately as an inventor and engaging in consulting and private investing activities. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. Mr. Howes started his career with Lockheed Martin (Martin Marietta) in the early 80’s, working on the space shuttle program. Mr. Howes is also actively engaged in energy industry trade associations. He is currently a member of the Board of Directors of the American Petroleum Institute (API) and the National Association of Manufacturers (NAM). He serves as a member of the Tulane Energy Institute Advisory Board and is Chairman of Buckets of Rain, a non-profit organization, focused on the rebuilding of Detroit one garden at a time through growing produce in local communities. He was previously Chairman of the General Membership Committee and a member of the Executive Committee of the API. Additionally, Mr. Howes was a previous member of the Board of Directors of the National Ocean Industries Association (NOIA). Gregg S. Piontek, SVP & CFO: Gregg joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University. 26

MANAGEMENT BIOGRAPHIES Edward “Chip” Earle, Vice President, General Counsel & Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary: Chip joined Newpark in August 2018 as Vice President and Executive Advisor as part of a succession plan to become the Vice President, General Counsel, Corporate Secretary, Chief Administrative Officer and Chief Compliance Officer in September 2018. Mr. Earle most recently served for six years as Senior Vice President, Chief Legal & Support Officer and Corporate Secretary for Bristow Group, Inc. Prior to Bristow, he worked for Transocean, Ltd where after working in a variety of progressively senior positions within the Legal function, he held the role of Assistant Vice President, Global Legal and Corporate Secretary. Additionally, Mr. Earle has exceptional governance, corporate, securities and M&A experience gained at the start of his legal career during his time in private practice with the law firms of Baker Botts, LLP and Wilson, Sonsini, Goodrich & Rosati, PC. He received his Bachelor of Arts degree from Middlebury College in 1995 and his MBA and JD form the University of Texas in 2001. Bruce C. Smith, Interim President, Fluid Systems: Bruce has been in the drilling fluids industry since 1973 and has held many technical, operational and leadership positions during this 35 year period. Bruce joined Newpark in April 1998 as Vice President International and served as President of Newpark Fluids Systems Fluids from October 2000 – June 2017, and returned to the role in November 2018 on an interim basis. Prior to joining Newpark, Mr. Smith was the Managing Director of the UK operations of M-I SWACO. 27

MANAGEMENT BIOGRAPHIES Matthew Lanigan, President Mats and Integrated Services: Matthew joined Newpark in April 2016, as President of Newpark Mats & Integrated Services. Matthew began his professional career at ExxonMobil in Australia working on rigs as a Drilling & Completions Engineer, progressing from there to Offshore Production Engineer and as a Marketer for Crude & LPG. While pursuing his MBA, he accepted a position with GE in the Plastics division where he rose to the role of Chief Marketing Officer before transferring to the Capital division of GE, based in the UK. His first opportunity to work in the United States came with the Enterprise Client Group of GE's Capital division, where he worked in leadership roles in Sales & Marketing. In 2011, he was appointed as the Director of Commercial Excellence for Asia Pacific, based in Australia. In addition to growing revenue and market share, key responsibilities for this role included developing cross-organizational synergies and market entry strategies. Ida Ashley, VP, Human Resources: Ida joined Newpark in March 2015 as Vice President, Human Resources. Ida has over 20 years of experience in Human Resources, 17 of which were specific to Oilfield Services where she specialized in Employee Relations, Mergers & Acquisitions and International HR programs. Ida has worked in a variety of HR leadership roles in Smith International, M-I SWACO and Schlumberger. Her role prior to joining Newpark was VP of HR, North America in Schlumberger. Originating from Smith International, she had the unique opportunity to lead the HR integration project team during the Schlumberger/Smith merger from August 2010 – December 2012. Ida earned her Masters of Science in Human Resources from Houston Baptist University in 2000 and her Bachelors of Arts in Modern Languages from Texas A&M in 1991. 28

BOARD OF DIRECTORS Our Board members represent a desirable mix of diverse backgrounds, skills and experiences and we believe they all share the personal attributes of effective directors. They each hold themselves to the highest standards of integrity and are committed to the long-term interests of our stockholders. ANTHONY J. BEST Retired Chief Executive Officer, SM Energy Company Chairman of the Board G. STEPHEN FINLEY Retired Senior V.P. and Chief Financial Officer, Baker Hughes Incorporated PAUL L. HOWES President and Chief Executive Officer, Newpark Resources RODERICK A. LARSON President and Chief Executive Officer, Oceaneering International, Inc. JOHN C. MINGÉ Former Chairman and President, BP America ROSE M. ROBESON Retired VP and CFO, general partner of DCP Midstream Partners LP GARY L. WARREN Retired Senior Vice President, Weatherford Please visit our website for full biographies of our Board. 29

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